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                       COHEN & STEERS REALTY SHARES, INC.

July 30, 2001

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2001. The net asset value at that date was $46.28. In addition, a regular quarterly dividend of $0.52 per share was declared for shareholders of record on June 20, 2001 and was paid on June 21, 2001.

MIDYEAR REVIEW

    For the quarter, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of 9.8%. This compares to the NAREIT Equity REIT Index* total return of 11.0%. For the six months ended June 30, 2001, the Fund's total return was 6.9% which compares to the NAREIT Equity REIT Index total return of 11.5%.

    The second quarter was another exceptional period for REIT fundamental and price performance on both an absolute and relative basis. From a fundamental perspective, REITs generally reported first quarter earnings in-line with expectations in the high single digit percentage range with few, if any, disappointments. This is in contrast to many major technology and industrial companies whose downward revisions of analyst guidance continue to weigh heavily on investor psychology and, more importantly, investor wealth. Continuing trends established in the first quarter, smaller REITs fared better in the marketplace than larger REITs, and the higher dividend yielding companies out-distanced the faster growing but lower yielding companies. We believe that this is the result of the prevailing low interest rate environment coupled with generally lower expectations for economic growth.

    In addition, and somewhat related, the best performing property sectors were the Health Care and Regional Mall sectors due to, we believe, their high dividend yields and defensive characteristics. Although we have had a strong weighting in both of these sectors this did not offset both our current growth emphasis and our high weighting in the Office sector, which has been the worst performing sector so far this year. These factors have adversely affected our results for the second quarter in a row. As we will discuss later, we do not anticipate this trend persisting.

    Of the many noteworthy developments in the past several months that are worth discussing, perhaps the most important is that investor confidence in the REIT asset class appears to be improving. The recovery of REIT share prices over the past 18 months, in concert with their distinguished fundamental performance, is probably the primary reason for this renewed respect. Evidence of this renewed interest is that mutual fund inflows have turned consistently positive for the first time in nearly a year, and recommendations of their inclusion in a diversified portfolio are becoming more prevalent in the financial community. Further, in recent weeks, REITs have been mentioned as being under consideration for inclusion in the S&P 500 Index. While if this were to happen no more than a small handful of the largest companies would be directly affected (due to the significant new demand for

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                       COHEN & STEERS REALTY SHARES, INC.
their shares on the part of index funds), it would be a clear indication that REITs are winning acceptance by the investment community at large.

    Also in recent weeks, the IRS issued a ruling that reversed its long-standing position that REITs were passive entities. This would seemingly reverse a related position that a spin-off of corporate-owned real estate assets as a REIT was a taxable event. The new ruling recognizes REITs as fully qualified operating companies. Initially, some observers concluded that this ruling would spawn a whole new generation of REITs created from a host of industries ranging from restaurants and retailers to companies that own and occupy their own offices and other facilities. Upon reflection, however, it appears that this might not occur in the near-term due to a number of technical complications and the existing high level of equity market valuation that many large non-real estate companies now enjoy compared to the low valuation of REITs. In any case, it does appear that this opens a corporate restructuring avenue that previously did not exist, and in the future may be utilized under circumstances that perhaps we cannot now foresee. Most importantly, this IRS ruling validates the movement of REITs into the mainstream.

    With respect to the mainstream, there is a nascent move afoot by a growing number of companies and analysts in the industry (which we also support) for REITs to adopt financial reporting that is more in line with generally accepted accounting principles ('GAAP'), which means a de-emphasis on reporting funds from operations ('FFO') and a greater emphasis on earnings per share ('EPS'). Because EPS is the most widely accepted measure of corporate performance, the adoption of EPS reporting is expected by some to make REIT performance measurement more comparable to companies in other industries and, therefore, stronger competitors for incremental investment capital.

    While no single factor described above is likely to be a transforming event for the REIT industry, taken together these developments are indicative of a trend toward growing acceptance of REITs as a legitimate asset class that is worthy of wider and deeper investor interest.

INVESTMENT OUTLOOK

    In the past 15 months REITs have outperformed the S&P 500 by a record 54.5 percentage points and the NASDAQ by 90.1 percentage points, more than reversing their relative under-performance that preceded this period. As a result, it is logical for investors to ask, 'How long can this last?'

    Now that we are well into the second year of negative returns for the major market averages, investors have necessarily lowered their future return expectations. Importantly, even small changes in long-term return expectations can have a telescoping effect on future wealth accumulation. At the same time, U.S. economic uncertainties have taken their toll on profit expectations in general, which has also influenced investor return prospects. While the price/earnings multiple of the market in general has come down somewhat due to price depreciation, it is still in the higher end of its historic range. Without a decrease in prices, the expected profit decline of many S&P 500 companies will result in an even higher P/E ratio. In contrast, although REIT prices are

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                       COHEN & STEERS REALTY SHARES, INC.
well into a bull market, price appreciation has been accompanied by a concomitant rise in earnings. Having started this move from an all-time low valuation at the beginning of 2000, REIT valuations remain in the lower end of their historic range. In light of the continued rise in REIT earnings that we expect this year and next, if REIT prices did not change from current levels they would again reach new record low valuations. Given the strong position of real estate that we see today, this concern appears to us to be unwarranted.

    Among the changing investor attitudes that we are detecting is a greater appreciation for current income. Because the average REIT dividend yield is still an historically high 6.8% and dividends have been rising, the relative attractiveness of REITs continues to grow. In effect, by owning REITs investors are able to look to dividend income to achieve a significant portion of their expected long-term returns. And, in our view the safety of these dividends is greater than ever. With REITs paying out just 60% of their cash flow as dividends, an unprecedented decline in earnings would have to occur before these dividends could possibly be in jeopardy. On the contrary, we expect to see continued dividend growth that is well in excess of the rate of inflation. From a historical perspective it is notable that even in the real estate depression of 1990-91, when dividend payout ratios were much higher, REIT earnings barely declined and industry dividends never declined.

    We expect that the consolidation trend of the past several years will continue; however, it has taken an unexpected twist, in our opinion, with larger companies merging. This is evidenced by the recent announcements of Equity Office Properties, the largest REIT, acquiring Spieker Properties, the 2nd largest office REIT, and Archstone Communities, the 4th largest apartment REIT, acquiring Charles E. Smith Residential (#9). Ironically, while many have expected small companies whose stocks are languishing to be acquired by larger companies with a lower cost of capital, just the opposite has occurred. In both of these cases the acquiring companies had a lower equity valuation than the companies they are acquiring. The motivation for buyers in these cases appears to be the strategic merits of the combination with regard to property quality or geographic presence, and not necessarily the opportunity to buy assets cheaply. This is leading to the formation of ever-larger companies that will dominate the REIT industry and, in the process, the overall real estate business.

    This consolidation trend, in combination with the increased credibility and acceptance of REITs in the investment community has some very important implications for our investment strategy. Although our performance this year has been strongly influenced by the under-performance of the larger, faster growing companies, we expect this trend to reverse itself in the second half of the year for three reasons. First, the valuation gap has closed sufficiently such that one is not paying much of a premium, if any, for faster growth. Second, it is possible that the increased dominance of the larger companies will enable them to access both capital and investment opportunities that will further boost their absolute and relative growth rates. And third, as investor capital continues to seek out REITs, whether it is by virtue of indexing to the S&P 500 or direct investor interest, it is the companies with greater size and liquidity that are likely to be the primary targets.

    We are maintaining our over-weight position in the Office sector. Its poor performance, due to fears about rising vacancy rates, is about to reverse, in our opinion. While it is true that absorption rates have dropped in recent months, we are encouraged that construction starts are also dropping quickly. As we look to a future

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                       COHEN & STEERS REALTY SHARES, INC.
economic recovery due to the fiscal and monetary stimulus currently in place, we are confident that shortages of office space will recur in selected markets and that this will place landlords in an even stronger position than at the last peak.

    In summary, it is our belief that the position of REITs from a fundamental standpoint is unusually healthy. In contrast to many other sectors of the stock market, we believe earnings growth prospects remain strong, valuations remain very modest, dividends are highly secure, and the industry today is not vulnerable to many of the excesses that devastated affected real estate markets in previous cycles. As a result, we are confident in our ability to continue to achieve solid total returns over the long-term.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President                   Chairman

    Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.

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                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2001 (UNAUDITED)

                                                                 NUMBER          VALUE
                                                                OF SHARES       (NOTE 1)
                                                               -----------   --------------
EQUITIES                                             97.71%
    APARTMENT/RESIDENTIAL                            17.89%
         Apartment Investment & Management Co. -- Class A...       452,600   $   21,815,320
         Archstone Communities Trust........................     2,076,500       53,532,170
         AvalonBay Communities..............................     1,610,000       75,267,500
         Charles E. Smith Residential Realty................       378,800       18,996,820
         Equity Residential Properties Trust................     1,150,400       65,055,120
         Essex Property Trust...............................       444,300       22,015,065
                                                                             --------------
                                                                                256,681,995
                                                                             --------------
    HEALTH CARE                                       9.01%
         Health Care Property Investors.....................     1,734,200       59,656,480
         Nationwide Health Properties.......................     2,250,300       45,456,060
         Ventas.............................................     2,206,800       24,164,460
                                                                             --------------
                                                                                129,277,000
                                                                             --------------
    HOTEL                                            10.08%
         FelCor Lodging Trust...............................       492,800       11,531,520
         Host Marriott Corp.................................     3,258,700       40,798,924
         MeriStar Hospitality Corp..........................       678,300       16,109,625
         Starwood Hotels & Resorts Worldwide................     2,044,900       76,233,872
                                                                             --------------
                                                                                144,673,941
                                                                             --------------
    INDUSTRIAL                                        8.51%
         AMB Property Corp..................................     1,782,300       45,912,048
         First Industrial Realty Trust......................       113,700        3,654,318
         ProLogis Trust.....................................     3,190,700       72,492,704
                                                                             --------------
                                                                                122,059,070
                                                                             --------------
    OFFICE                                           30.97%
         Arden Realty Group.................................     2,198,300       58,694,610
         Boston Properties..................................     1,787,000       73,088,300
         *Brookfield Properties Corp........................     2,445,300       46,727,531
         CarrAmerica Realty Corp. ..........................       100,500        3,065,250
         Equity Office Properties Trust Co..................     3,587,400      113,469,462
         **FrontLine Capital Group..........................     1,531,400        2,297,100
         Mack-Cali Realty Corp. ............................       819,900       23,350,752
         SL Green Realty Corp...............................       892,000       27,036,520
         Vornado Realty Trust...............................     2,477,600       96,725,504
                                                                             --------------
                                                                                444,455,029
                                                                             --------------

                See accompanying notes to financial statements.
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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2001 (UNAUDITED)

                                                                 NUMBER          VALUE
                                                                OF SHARES       (NOTE 1)
                                                               -----------   --------------
    OFFICE/INDUSTRIAL                                 7.41%
         Kilroy Realty Corp.................................     1,076,800   $   31,334,880
         Reckson Associates Realty Corp.....................     2,011,700       46,269,100
         Spieker Properties.................................       479,800       28,764,010
                                                                             --------------
                                                                                106,367,990
                                                                             --------------
    REAL ESTATE SERVICES                              0.01%
         **Crescent Operating...............................       168,900          126,675
                                                                             --------------
    SHOPPING CENTER                                  13.83%
      COMMUNITY CENTER                                1.72%
         Developers Diversified Realty Corp.................       527,700        9,699,126
         Kimco Realty Corp..................................       317,900       15,052,565
                                                                             --------------
                                                                                 24,751,691
                                                                             --------------
      REGIONAL MALL                                  12.11%
         CBL & Associates Properties........................       686,200       21,059,478
         General Growth Properties..........................     1,597,800       62,889,408
         Rouse Co...........................................     1,089,300       31,208,445
         Simon Property Group...............................     1,954,200       58,567,374
                                                                             --------------
                                                                                173,724,705
                                                                             --------------
         TOTAL SHOPPING CENTER..............................                    198,476,396
                                                                             --------------
             TOTAL EQUITIES (Identified
                cost -- $1,175,908,956).....................                  1,402,118,096
                                                                             --------------
                                                                PRINCIPAL
                                                                 AMOUNT
                                                               -----------
COMMERCIAL PAPER                            2.00%
         Union Bank of Switzerland Finance, 4.07%,
           due 7/2/01
           (Identified cost -- $28,694,756).........           $28,698,000   $   28,694,756
                                                                             --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,204,603,712) .........................   99.71%                  1,430,812,852
OTHER ASSETS IN EXCESS OF LIABILITIES ...............  0.29%                      4,135,806
                                                     ------                  --------------
NET ASSETS (Equivalent to $46.28 per share based on
  31,005,861 shares
  of capital stock outstanding) ...................  100.00%                 $1,434,948,658
                                                     ======                  --------------
                                                                             --------------

-------------------
 * Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on June 30, 2001 was $70,913,700 based on an exchange rate of 1 Canadian dollar to 0.658935 U.S. dollars.

** Non-income producing security.

                See accompanying notes to financial statements.
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                                       6





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                       COHEN & STEERS REALTY SHARES, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2001 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $1,204,603,712) (Note 1).....................  $1,430,812,852
    Cash....................................................             829
    Dividends receivable (net of $47,683 of foreign tax
       withholding).........................................       7,345,100
    Receivable for investment securities sold...............       6,297,867
    Receivable for fund shares sold.........................       3,067,532
    Other assets............................................          22,188
                                                              --------------
         Total Assets.......................................   1,447,546,368
                                                              --------------
LIABILITIES:
    Payable for investment securities purchased.............      10,343,123
    Payable for fund shares redeemed........................         789,097
    Payable to investment adviser...........................         970,014
    Payable to administrator................................         230,206
    Other liabilities.......................................         265,270
                                                              --------------
         Total Liabilities..................................      12,597,710
                                                              --------------
NET ASSETS applicable to 31,005,861 shares of $0.001 par
  value common stock
  outstanding (Note 4)......................................  $1,434,948,658
                                                              --------------
                                                              --------------
NET ASSET VALUE PER SHARE:
  ($1,434,948,658 [div]  31,005,861 shares outstanding).....  $        46.28
                                                              --------------
                                                              --------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $1,231,726,333
    Accumulated undistributed net investment income.........         257,271
    Accumulated net realized loss on investments sold.......     (23,244,086)
    Net unrealized appreciation on investments..............     226,209,140
                                                              --------------
                                                              $1,434,948,658
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
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                                       7





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                       COHEN & STEERS REALTY SHARES, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $47,683 of foreign withholding
       tax).................................................  $ 36,036,529
    Interest income.........................................       458,125
                                                              ------------
         Total Income.......................................    36,494,654
                                                              ------------
Expenses:
    Investment advisory fees (Note 2).......................     5,394,020
    Administration and transfer agent fees (Note 2).........     1,017,110
    Reports to shareholders.................................        93,577
    Custodian fees and expenses.............................        74,179
    Professional fees.......................................        62,998
    Registration and filing fees............................        32,461
    Directors' fees and expenses (Note 2)...................        12,903
    Miscellaneous (Note 7)..................................       177,981
                                                              ------------
         Total Expenses.....................................     6,865,229
                                                              ------------
    Reduction of Expenses (Note 6)..........................       (26,737)
                                                              ------------
         Net Expenses.......................................     6,838,492
                                                              ------------
Net Investment Income.......................................    29,656,162
                                                              ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................    33,220,335
    Net realized gain on in-kind redemptions
       (Note 1 and 4).......................................       879,243
    Net change in unrealized appreciation on investments....    25,583,785
                                                              ------------
         Net realized and unrealized gain on investments....    59,683,363
                                                              ------------
Net Increase in Net Assets Resulting from Operations........  $ 89,339,525
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       8





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                       COHEN & STEERS REALTY SHARES, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       FOR THE
                                                   SIX MONTHS ENDED        FOR THE
                                                    JUNE 30, 2001         YEAR ENDED
                                                     (UNAUDITED)      DECEMBER 31, 2000
                                                   ----------------   ------------------
Change in Net Assets:
    From Operations:
         Net investment income...................   $   29,656,162      $   67,409,455
         Net realized gain on investments........       34,099,578           9,208,703
         Net change in unrealized appreciation on
            investments..........................       25,583,785         195,429,097
                                                    --------------      --------------
              Net increase in net assets
                resulting from operations........       89,339,525         272,047,255
                                                    --------------      --------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income...................      (29,398,891)        (56,521,091)
         Tax return of capital...................               --          (9,761,595)
                                                    --------------      --------------
              Total dividends and distributions
                to shareholders..................      (29,398,891)        (66,282,686)
                                                    --------------      --------------
    Capital Stock Transactions (Note 4):
         Increase/(Decrease) in net assets from
            Fund share transactions..............       66,014,600        (361,764,868)
                                                    --------------      --------------
              Total increase/(decrease) in net
                assets...........................      125,955,234        (156,000,299)

    Net Assets:
         Beginning of period.....................    1,308,993,424       1,464,993,723
                                                    --------------      --------------
         End of period...........................   $1,434,948,658      $1,308,993,424
                                                    --------------      --------------
                                                    --------------      --------------

                See accompanying notes to financial statements.
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                                       9





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                       COHEN & STEERS REALTY SHARES, INC.
                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with the Financial Statements and notes thereto.

                                              FOR THE SIX
                                             MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
                                             JUNE 30, 2001   ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE:              (UNAUDITED)      2000       1999       1998       1997       1996
--------------------------------             -------------   --------   --------   --------   --------   --------
Net asset value, beginning of period.......    $  44.26      $  36.91   $  37.98   $  50.18   $  45.09   $  34.62
                                               --------      --------   --------   --------   --------   --------
Income from investment operations:
    Net investment income..................        1.00          2.28       2.01       1.97       1.87       1.86
    Net realized and unrealized gain/(loss)
      on investments.......................        2.01          7.31      (1.10)    (10.89)      7.40      11.04
                                               --------      --------   --------   --------   --------   --------
        Total from investment operations...        3.01          9.59       0.91      (8.92)      9.27      12.90
                                               --------      --------   --------   --------   --------   --------
Less dividends and distributions to
  shareholders from:
    Net investment income..................       (0.99)        (1.91)     (1.69)     (1.59)     (1.88)     (1.76)
    Net realized gain on investments.......          --            --         --      (1.56)     (2.30)     (0.55)
    Tax return of capital..................          --         (0.33)     (0.29)     (0.13)        --      (0.12)
                                               --------      --------   --------   --------   --------   --------
        Total dividends and distributions
          to shareholders..................       (0.99)        (2.24)     (1.98)     (3.28)     (4.18)     (2.43)
                                               --------      --------   --------   --------   --------   --------
        Net increase/(decrease) in net
          assets...........................        2.02          7.35      (1.07)    (12.20)      5.09      10.47
                                               --------      --------   --------   --------   --------   --------
Net asset value, end of period.............    $  46.28      $  44.26   $  36.91   $  37.98   $  50.18   $  45.09
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------
Total investment return....................        6.94%(1)     26.63%      2.68%   - 18.07%     21.16%     38.48%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------
Net assets, end of period (in millions)....    $1,434.9      $1,309.0   $1,465.0   $1,933.3   $3,433.0   $2,036.4
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of expenses to average daily net
  assets
  (before expense reduction)...............        1.08%(2)      1.07%      1.07%      1.04%      1.06%      1.10%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of expenses to average daily net
  assets
  (net of expense reduction)...............        1.08%(2)      1.07%      1.06%      1.03%      1.05%      1.08%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of net investment income to average
  daily net assets
  (before expense reduction)...............        4.67%(2)      5.39%      5.15%      4.23%      4.02%      5.27%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Ratio of net investment income to average
  daily net assets
  (net of expense reduction)...............        4.67%(2)      5.39%      5.16%      4.24%      4.04%      5.28%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------
Portfolio turnover rate....................       19.11%(1)     33.49%     21.34%     30.18%     40.44%     33.23%
                                               --------      --------   --------   --------   --------   --------
                                               --------      --------   --------   --------   --------   --------

---------

(1) Not annualized.
(2) Annualized.

                See accompanying notes to financial statements.
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                                       10

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Realty Shares, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting year. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid quarterly. Dividends will automatically be reinvested in full and fractional shares of the Fund based on the net

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the Fund's dividend may consist of amounts in excess of net investment income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

    Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. In connection with the redemption in-kind, the Fund increased accumulated net realized gain on investments sold and increased paid-in capital by $879,243 to reflect the differing book and tax treatment of the gains realized on the securities delivered to the redeeming shareholders. These differences are primarily due to return of capital and capital gain distributions received by the Fund on portfolio securities.

    Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the 'Adviser') serves as the Fund's investment adviser pursuant to an investment advisory agreement (the 'Advisory Agreement'). Under the terms of the Advisory Agreement, the Adviser provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the Adviser receives a monthly fee in an amount equal to 1/12th of 0.85% for the first $2.5 billion and 1/12th of 0.75% thereafter of the average daily net assets of the Fund. For the six months ended June 30, 2001, the Fund incurred $5,394,020 in advisory fees.

    Administration Fees: The Fund has entered into an administration agreement with the Adviser under which the Adviser performs certain administrative functions for the Fund and receives a fee of 0.02% of the Fund's average daily assets. For the six months ended June 30, 2001, the Fund paid the Adviser $125,840 in fees under this administration agreement.

    In addition, Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc., Cohen & Steers Equity Income Fund, Inc., Cohen & Steers Total Return Realty Fund, Inc. and Cohen & Steers Advantage Income Realty Fund, Inc. (the 'Funds') have entered into a sub-administration agreement with State Street Bank ('State Street') pursuant to which State Street performs administration functions for the Fund. The sub-administration fee paid by the Fund to State Street is computed on the basis of the net assets of the Funds at an annual rate equal to 0.040% of the first $200 million in assets, 0.030% of the next $200 million, and 0.015% of assets in excess of $400 million. The aggregate fee paid by the Funds is computed by multiplying the total number of funds by each break point in the above schedule in order to

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                                       12

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) determine the aggregate break points to be used. The Fund is then responsible for its pro rata portion of the aggregate sub-administration fee.

    Directors' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the Adviser. None of the directors and officers so affiliated received compensation for their services as directors of the Fund. For the six months ended June 30, 2001, fees and related expenses accrued for non-affiliated directors totaled $12,903.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2001 totaled $245,979,495 and $278,498,915, respectively.

    At June 30, 2001, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost...................................  $1,175,908,956
                                                   --------------
Gross unrealized appreciation....................  $  253,586,502
Gross unrealized depreciation....................  $  (27,377,362)
                                                   --------------
Net unrealized appreciation......................  $  226,209,140
                                                   --------------
                                                   --------------

NOTE 4. CAPITAL STOCK

    The Fund is authorized to issue 200 million shares of capital stock at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

                                       FOR THE                       FOR THE
                                  SIX MONTHS ENDED                 YEAR ENDED
                                    JUNE 30, 2001               DECEMBER 31, 2000
                             ---------------------------   ---------------------------
                               SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   -------------
Sold.......................    5,742,825   $ 254,059,502    12,604,247   $ 504,992,330
Issued as Reinvestment of
  dividends................      606,092      26,612,011     1,417,346      57,914,515
Redeemed...................   (4,843,400)   (211,369,468)  (14,884,573)   (596,487,980)
Redeemed in-kind*..........      (73,992)     (3,287,445)   (9,255,864)   (328,183,733)
                             -----------   -------------   -----------   -------------
Net increase/(decrease)....    1,431,525   $  66,014,600   (10,118,844)  $(361,764,868)
                             -----------   -------------   -----------   -------------
                             -----------   -------------   -----------   -------------

---------

    * Certain Fund shareholders who met the minimum investment requirements of Cohen & Steers Institutional Realty Shares, Inc. were permitted to redeem shares of the Fund in-kind and make subsequent in-kind purchases in Cohen & Steers Institutional Realty Shares, Inc.

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                                       13

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.
            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. INVESTMENTS IN AFFILIATES

    The market value of investments in affiliates (as defined in the Investment Company Act of 1940, 'Affiliated Companies' are those in which the Fund holds 5% or more of the outstanding voting securities) at June 30, 2001 totaled $0.

    Affiliates, their investment income, and gain/(loss) from sales of affiliates are as follows (in thousands):

SUMMARY OF TRANSACTIONS WITH AFFILIATES:
(AMOUNT IN THOUSANDS)

                            BEGINNING   PURCHASE    SALE    ENDING   PURCHASE    SALES    GAIN/(LOSS)   DIVIDEND
EQUITIES                     SHARES      SHARES    SHARES   SHARES     COST      COST      ON SALES      INCOME
--------                    ---------   --------   ------   ------   --------   -------   -----------   --------
*Nationwide Health........    2,572       126        448    2,250     $2,255    $ 9,150     $(2,546)     $2,010
*Ventas...................    3,608        --      1,401    2,207         --      6,822       4,249         485
                                                                      ------    -------     -------      ------
                                                                      $2,255    $15,972     $ 1,703      $2,495
                                                                      ------    -------     -------      ------
                                                                      ------    -------     -------      ------

                                   ---------

* As of June 30, 2001, no longer an affiliate.

NOTE 6. DIRECTED BROKERAGE ARRANGEMENTS

    The Adviser has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $26,737 under this arrangement.

NOTE 7. BORROWINGS

    Effective December 20, 2000, the Fund, in conjunction with Cohen & Steers Institutional Realty Shares, Inc., Cohen & Steers Special Equity Fund, Inc. and Cohen & Steers Equity Income Fund, Inc. entered into a $200,000,000 Credit Agreement (the 'State Street Credit Agreement') with Fleet National Bank, as Administrative Agent, State Street Bank and Trust Company, as Operations Agent, and the Lenders identified in the State Street Credit Agreement.

    During the six months ended June 30, 2001, the Fund had no loans outstanding. For the six months ended June 30, 2001, the Fund paid commitment fees of $88,933 which are included in Miscellaneous expense on the Statement of Operations.

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                                       14

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

                 COHEN & STEERS                                     COHEN & STEERS
               EQUITY INC0ME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
       A, B, C AND I SHARES AVAILABLE                     REITS
       SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                               FOR TOTAL RETURN:

                 COHEN & STEERS                                      COHEN & STEERS
               SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
       CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
       SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                           SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                    1-800-330-REIT, OR VISIT OUR WEBSITE AT WWW.COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       15

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Willard H. Smith, Jr.
Director

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUB-ADMINISTRATOR AND CUSTODIAN
State Street Corp.
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSRSX
Website: www.cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       16

COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                             COHEN & STEERS
                              REALTY SHARES

                       ---------------------------

                           SEMI-ANNUAL REPORT
                             JUNE 30, 2001


                       STATEMENT OF DIFFERENCES

The division symbol shall be expressed as........................... [div]